UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported):	August 2, 2007

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50858	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue, South Milwaukee, Wisconsin 53172

(Address of principal executive offices, including ZIP code)

(414) 768-4000

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 C.F.R. §240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 2, 2007, Bucyrus International, Inc. issued a press release announcing financial results for its second quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. The following exhibit is being furnished herewith:
(99)	Press release of Bucyrus International, Inc. dated August 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

Dated: August 2, 2007	By:	/s/C. R. Mackus
Name:	Craig R. Mackus
Title:	Chief Financial Officer and Secretary

BUCYRUS INTERNATIONAL, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(99)	Press Release of Bucyrus International, Inc. dated August 2, 2007.